SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     November 11, 2008

PHARMOS CORPORATION
(Exact name of Registrant as Specified in its Charter)

Nevada	0-11550	36-3207413

(States or Other Jurisdiction of Incorporation)	(Commission file Number)	(IRS Employer Identification No.)

99 Wood Avenue South, Suite 311, Iselin, NJ	08830

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (732) 452-9556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

          On November 11, 2008, Pharmos Corporation (the “Company”) received notice from The Nasdaq Stock Market (“Nasdaq”) that the Company is not in compliance with Nasdaq Marketplace Rule 4310(c)(3), which requires the Company to have a minimum of $2,500,000 in stockholders’ equity or $35,000,000 market value of listed securities or $500,000 of net income from continuing operations for the most recently completed fiscal year or two of the three most recently completed fiscal years. At September 30, 2008, the Company’s stockholders’ equity was $1,315,698, and the market value of its listed securities was $4,193,646. The Company has had net losses from its continuing operations for the three most recently completed fiscal years.

          As previously disclosed, the Company is also currently not in compliance with Nasdaq Marketplace Rule 4310(c)(4), which requires that the minimum bid price per share of the Company’s common stock shall be $1.

          Under these circumstances, Nasdaq is reviewing the Company’s eligibility for continued listing on the Nasdaq Capital Market. In order to facilitate this review, the Company intends to provide to Nasdaq, on or before November 26, 2008, the Company’s specific plan to achieve and sustain compliance with all of The Nasdaq Capital Market listing requirements, including the time frame for completion of the plan.

Item 8.01 Other Events.

          Pharmos Corporation is providing updated audited consolidated financial statements for the three years ended December 31, 2007 in order to amend the report of our independent registered public accounting firm and Note 2 to the consolidated financial statements concerning the uncertainty about our ability to continue as a going concern and our noncompliance with the continued listing standards for The Nasdaq Capital Market. No other changes or modifications have been made to these financial statements.

Item 9.01 Financial Statements and Exhibits.

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Consolidated Financial Statements of Pharmos Corporation
Report of Independent Registered Public Accounting Firm
Consolidated balance sheets as of December 31, 2007 and 2006
Consolidated statements of operations for the years ended December 31, 2007, 2006 and 2005
Consolidated statements of changes in shareholders’ equity for the years ended December 31, 2007, 2006 and 2005
Consolidated statements of cash flows for the years ended December 31, 2007, 2006, and 2005
Notes to consolidated financial statements

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 13th day of November, 2008.

PHARMOS CORPORATION

By:	/s/ S. Colin Neill

Name:	S. Colin Neill
Title:	President, Chief Financial Officer, Secretary and Treasurer